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THIS LEASE made the 1st day of May, 1995 between MICHAEL ANTHONY COMPANY, having an address at 115 South MacQuesten Parkway, Mt. Vernon, New York hereinafter referred to as LANDLORD, and MICHAEL ANTHONY JEWELERS, INC., located at 115 South MacQuesten Parkway, Mount Vernon, New York hereinafter jointly, severally and collectively referred to as TENANT.

         WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the entire building in the building known as 50 South MacQuesten Parkway, Mount Vernon, New York to be used and occupied by the Tenant and for no other purpose, for a term to commence on May 1, 1995, and to end on April 30th, 2001, unless sooner terminated as hereinafter provided, at the ANNUAL RENT of

                            See paragraph 62 herein


all payable in equal monthly installments in advance on the first day of each and every calendar month during said term, except the first installment, which shall be paid upon the execution hereof.

                 THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                 FIRST.--That the Tenant will pay the rent as above provided.

                 SECOND.--        REPAIRS.
                                  ORDINANCES AND VIOLATIONS.
                                  ENTRY.
                                  INDEMNIFY LANDLORD

                 That, throughout said term, the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve t hem in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force, applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit





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         at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

         THIRD.--         MOVING INJURY SURRENDER.
                          NEGATIVE COVENANTS.
                          OBSTRUCTIONS SIGNS.
                          AIR CONDITIONING.

         That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not





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         obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

           IT IS MUTUALLY COVENANTED AND AGREED, THAT

         FOURTH.-- FIRE CLAUSE.

         If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and that rent until such repairs shall be made shall be apportioned according tot he part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any ot her rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or ot her cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (00) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease them, upon the termination of this lease under the conditions provided for in the sentence immediately preceding. Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.





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                 FIFTH.-- EMINENT DOMAIN.

                 If the whole or any p;art of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

                 SIXTH.--         LEASE NOT IN EFFECT.
                                  DEFAULTS.
                                  TEN DAY NOTICE.
                                  RE-POSSESSION OF LANDLORD.
                                  RE-LETTING.
                                  WAIVER BY TENANT.

                 If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a "general assignment", or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any ot her lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall t hereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

                 If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which





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         was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment o such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability.
         In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of any of the rent and "additional rent" reserved herein less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

         In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.





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                 SEVENTH.-- LANDLORD MAY PERFORM.
                            ADDITIONAL RENT.

                 If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month.
                 The receipt by the landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

                 EIGHTH.-- AS TO WAIVERS.

                 The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall, not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.





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                 NINTH.-- COLLECTION OF RENT FROM OTHERS.

                 If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant, the Landlord may collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, undertenant or occupant as tenant or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

                 TENTH.-- MORTGAGES.

                 This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

                 ELEVENTH.-- IMPROVEMENTS.

                 All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

                 TWELFTH.-- NOTICES.

                 Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties art the addresses seat forth in this lease.





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                 THIRTEENTH.-- NO LIABILITY.

                 The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public of quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

                 FOURTEENTH.-- NO ABATEMENT.

                 No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor, for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services" if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" to co some ot her cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.





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                 FIFTEENTH.-- RULES, ETC.

                 The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

                 SIXTEENTH.-- SHORING OF WALLS.

                 In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

                 SEVENTEENTH.-- VAULT SPACE.

                 No vaults or space not within the property line of the building are leased hereunder, Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license to revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation of reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

                 EIGHTEENTH.-- ENTRY.

                 That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time when





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         authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

         NINETEENTH.-- NO REPRESENTATIONS.

         The Landlord has made no representations or promise in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

         TWENTIETH.-- ATTORNEY'S FEES.

         If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

         TWENTY-FIRST.-- POSSESSION.

         Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available but the term herein shall not be extended.





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                         THE TENANT FURTHER COVENANTS:

                 TWENTY-SECOND.-- IF A FIRST FLOOR

                 If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the landlord with policies of insurance covering the same.


                 TWENTY-THIRD.-- INCREASED FIRE INSURANCE RATE.

                 If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the fact therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

                 TWENTY-FOURTH.-- WATER RENT.
                                  SEWER.

                 If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality of water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefore, the Tenant's proportionate part of all charges which the municipality or water supply company shall make





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         for all water consumed through said meter, as indicated by said meter.
         Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

         TWENTY-FIFTH.-- ELECTRIC CURRENT.

         That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

         TWENTY-SIXTH.-- SPRINKLER SYSTEM.

         If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term 100%, toward the contract price for sprinkler supervisory service.

                 TWENTY-SEVENTH.-- SECURITY.

                 The sum of -0- Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

                 TWENTY-EIGHTH.-- INSURANCE.

                 This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in nowise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

                 TWENTY-NINTH.-- BROKERS COMMISSIONS.

                 The Landlord hereby recognizes N/A as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

                 THIRTIETH.-- WINDOW CLEANING.

                 The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

         THIRTY-FIRST.-- VALIDITY.

         The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

         THIRTY-SECOND.-- EXECUTION AND DELIVERY OF LEASE.

         In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

         THIRTY-THIRD.-- EXTERIOR OF PREMISES.

         The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

         THIRTY-FOURTH.-- PLATE GLASS.

         The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors, and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

         THIRTY-FIFTH.-- WAR EMERGENCY.

         This lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or executed because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                             THE LANDLORD COVENANTS

         FIRST.-- QUIET POSSESSION.

         That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

         And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.


                                           /s/ Anthony Paolercio
                                           ----------------------------------
                                           MICHAEL ANTHONY COMPANY   Landlord


IN PRESENCE OF:

                                           MICHAEL ANTHONY JEWELERS, INC.
                                           ------------------------------------
                                                                          Tenant
                                           BY:/s/ Fredric Wasserspring
                                              ------------------------

State of New York, County of Westchester   ss:
         On the 1st day of May, 1995, before me personally came Anthony Paolercio, to me known, who, being by me duly sworn, did depose and say that he
resides at                                    ; that he is General Partner of
Michael Anthony Company
   , the partnership described in and which executed the within instrument; and that he signed his name thereto by like order.


                                 /s/ RoseAnn Bosco
                                 -----------------
                                 Notary Public



State of New York, County of              ss:
         On the 1st day of May, 1995, before me personally came Fredric Wasserspring, to me known, who, being by me duly sown, did depose and say that
he resides at                                           ; that he is President
of Michael Anthony Jewelers, Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                  /s/ RoseAnn Bosco
                                  -----------------
                                  Notary Public


                 BUILDING_______________________________

                 Premises 50 South MacQuesten Parkway
                          ---------------------------
                          Mount Vernon, New York
                          ---------------------------

                 MICHAEL ANTHONY COMPANY     Landlord
                                    to

                 MICHAEL ANTHONY JEWELERS, INC.  Tenant

                 __________________________________________


                             L  E  A  S  E


                 __________________________________________

         RIDER TO LEASE DATED:
         May 1, 1995
         by and between: MICHAEL ANTHONY COMPANY
         of: 115 South MacQuesten Parkway, Mount Vernon, NY and: MICHAEL ANTHONY JEWELERS, INC.
         of: 115 South MacQuesten Parkway, Mount Vernon, NY respecting premises: The entire building known as 50 South MacQuesten Parkway, Mount Vernon, NY

36. If this rider conflicts in any way with the printed form Lease, this rider shall control.

37. Tenant shall provide and keep in force during the term of this lease, for the benefit of Landlord and Tenant, general liability insurance in good and solvent insurance companies selected by Tenant but licensed in the State of New York, with limits of $2,000,000 in respect to any one accident and $300,000.00 in respect to property damages. Landlord may at any time and from time to time require that the limits for the said liability insurance to be maintained by Tenant be increased to such limits as new tenants in the building wherein the demised premises are located are required by landlord to maintain. Such general liability insurance shall be in standard form and shall name the Landlord and his, her or its agents, servants, employees, contractors, licensees and invitees as insured parties. Tenant agrees to furnish certificates of such insurance to Landlord at the commencement of this lease and thereafter to deliver renewal certificates or replacement policies at least 15 days prior to the expiration of any such policy. In the event that the Tenant shall fail to provide any coverage required in this lease, Landlord may place the same and may pay the premium therefor for a period not exceeding one year and the amount so paid by Landlord shall be payable by Tenant to Landlord as additional rent on the next rent day after presentation of a bill therefor. Notwithstanding the terms of any such policy, Tenant agrees that occupation of the demised premises is at Tenant's own risks and Tenant hereby agrees to indemnify and hold Landlord harmless for any and all liability for injury to persons and/or property resulting from Tenant's operation of the demised premises and from any and all claims resulting from accident, damage, injury or death occurring at the demised premises.

38. Tenant acknowledges that Tenant has made a careful inspection of the entire premises hereunder and is thoroughly familiar with the condition thereof, and agrees to accept same in "as is" condition.

39.      Landlord reserves and Tenant shall have no right to use:

         (a) The exterior faces of all perimeter walls
         (b) The roof and
         (c) The land, improvements and space below the lower surface of the lowest floor of the demised premises and above the interior surface of the ceiling of the highest floor of the demised premises.

40. Landlord in no way warrants the fitness of the demised premises for any particular purpose and makes no representation that the premises are in good repair or otherwise fit for use and occupancy.

41. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this lease. All understandings and agreements heretofore made between the parties are merged in this lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statements or representations not embodied in this lease or in any other written agreement(s) made concurrently herewith. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect abandonment of this lease, in whole or in part unless such agreements are in writing, refers expressly to this lease and is signed by the party against whom enforcement of effectuation of abandonment is sought.

42. Tenant may not assign this lease without Landlords's prior written consent in each instance, which consent Landlord agrees not to withhold or delay unreasonably. Any such assignment, sublease or other transfer, however, must be in writing, the Tenant's obligations hereunder must be assumed in writing by the transferee and fully executed copy of the instrument of transfer with assumption thereof must be furnished to Landlord within ten (10) days after full execution thereof. No such transfer, however, shall be construed so as to release the transferor from responsibility for performance of Tenant's obligations hereunder. In determining whether to grant consent to the Tenant's sublet or assignment request, the Landlord may consider any reasonable factor. Landlord and Tenant agree that any one of the following factors, or any other reasonable factor, will be reasonable grounds for deciding the Tenant's request:

         (a) Financial strength of the proposed subtenant/assignee must be at least equal to that of the existing tenant, as of the date of signing of this Lease Agreement;

         (b) Business reputation of the proposed subtenant/assignee must be in accordance with generally acceptable commercial standards;

         (c) Use of the premises by the proposed subtenant/assignee must be identical to the use permitted by this lease Agreement;

         (d) Managerial and operational skills of the proposed subtenant/assignee must be of a quality equal or superior to that of the existing Tenant;

         (e) Use of the premises by the proposed subtenant/assignee must not violate or create any potential violation of any laws;

         (f) Use of the premises by the proposed subtenant/assignee must not violate any other agreements affecting the premises, the Landlord or other Tenants.

43. If Tenant shall at any time request Landlord to sublet or let the demised premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of the Tenant's property in connection with such subletting or letting.

44. The liability of the original named Tenant and any other person(s) who at any time was or were liable to perform Tenant's obligations under this lease shall not be discharged, released or impaired by an agreement or stipulation made by Landlord modifying any of the obligations of this lease, except to the extent of any increase in the rent then called for by extension of the original duration of this lease beyond the original term, or by any waiver or failure of Landlord to enforce any of the obligations of this lease. If this lease is:

         (a) Assigned, or otherwise transferred, or

         (b) Through a sublease the demised premises or any part thereof is sublet, then any rent paid by such assignee, transferee, or sublessee, all rent in excess of the rent provided by this lease, shall be for the benefit of and shall be immediately paid to the Landlord.

45. If Tenant shall request Landlord's consent and Landlord shall fail and refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

46. Tenant shall reimburse Landlord for the full cost incurred by landlord in maintaining fire, liability and other hazard insurance on the premises during the entire term of this lease and Tenant shall pay same as additional rent payable on the next day ensuring thereafter.

47. Tenant may not effect any alterations at the demised premises without Landlord's prior written consent in each instance, which consent will not be withheld unreasonably; however in connection with any such alteration, Tenant must comply with the rules and regulations of any and all governmental authorities having jurisdiction and, at the termination of Tenant's occupancy, Tenant must restore the premises to its former condition at Landlord's option.

48.      INTENTIONALLY OMITTED.

49. Anything herein contained to the contrary notwithstanding, Tenant shall have the right to install and maintain a sign or signs at the demised premises providing that same comply in all respects with such governmental or other regulations as may apply thereto, and further providing that Landlord's prior written consent is obtained in each instance which consent shall not be unreasonably withheld.

50.      Anything herein contained to the contrary notwithstanding:

         (a) Landlord shall not be responsible for the furnishing of any heat or hot water to the demised premises.

         (b) Tenant agrees to procure and maintain plate glass insurance in standard form naming both Tenant and Landlord as insured parties and covering all exterior plate glass at the demised premises. Upon Tenant's failure so to do, Landlord may replace, at the Tenant's expense, any and all broken exterior plate glass at the demised premises, and may insure and keep insured all such plate glass for and in the name of the Landlord, whereupon bills for the premiums therefor, when rendered by Landlord to Tenant, shall be due and payable when rendered and the amount thereof shall be deemed to be and shall be payable as additional rent.

51. Tenant agrees to collect, properly contain and dispose of any and all garbage, trash, rubbish and refuse generated at the demised premises or by reason of the Tenant's business and to dispose of same promptly at Tenant's sole cost and expense in full compliance with any and all applicable municipal regulations and without undue interference with the Landlord and/or other Tenants in the building in which the demised premises are located. Tenant further agrees to store any garbage dumpster inside the building at all times the tenant's business is closed.

52. Tenant shall not do any act, whether in connection with maintenance or use of the equipment or otherwise, which will or may disturb any other occupant of the building where the demised premises are located, including but not limited to the generation of noise to excess, the emission of unpleasant or disturbing odors/or permitting of the congregation of teenagers and the like.

53. As a further consideration for the granting of this lease, Tenant agrees that it will maintain any and all plumbing waste lines serving the demised premises or the demises premises and other and keep said lines clear of blockages from the building in which the demised premises are located up to the connection with the public sewer main.

54. Tenant shall be solely responsible for and maintaining all electricity and air-conditioning used by it at the time demised premises. Tenant covenants and agrees that at all times its uses of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. Tenant shall make all repairs to and/or replace if necessary, the gas heater.

55. The rent shall be paid on the first of the month in lawful money of the United States at its office, or such other place, or the Landlord's agent at such other place, as Landlord shall designate by notice to Tenant. Tenant shall pay the rent promptly when due without notice or demand therefore and without any abatement, deduction or setoff for any reason whatsoever, except as may expressly be provided for in this lease. If Tenant makes any payment to Landlord by check, same shall be Tenant's check and Landlord shall not be required to accept the check of any other person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check and will be received by Landlord on or before date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mail, and no lateness or failure of the mail will excuse Tenant from its obligations to have made payment in question when required under this lease. Landlord shall have the right at all times to require payment of rent by means of cash, money order, certified or bank check. In the event that rent due on the first of the month is not paid by the fifth of the month, Tenant acknowledges that it shall pay Landlord a late charge of two cents for each dollar paid late to cover additional administration and bookkeeping costs.

56. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance or pursue any other remedy in this lease to recover the balance or pursue any other remedy in this lease or at law provided. Whether or not Tenant is in arrears in payment of rent Tenant waives Tenant's right if any, to designate the times to which any payments made by Tenants are to be credited and landlord may apply any payments made of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited. If any of Tenant's check shall be dishonored by Tenant's bank, for whatever reason, Landlord shall be entitled to a dishonored check fee of fifty ($50.00) dollars, payable immediately, for each such occurrence, and Tenant shall replace such dishonored check with a certified check immediately.

57. Tenant shall be responsible for all janitorial or cleaning expenses relating to the demised premises.

58. Tenant agrees to pay, as additional rent, all real estate taxes, assessments, water and sewer charges and any other taxes which may hereafter be assessed or attributable to the land and building of which the demised premises form a part for the entire term of the lease and any extensions thereto. Where any lease year does not coincide with the fiscal year, an appropriate adjustment shall be made. The land and buildings are known as tax block ______ and Lots ____________.

59. Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the Laws of the State of New York.

60.      Tenant shall pay for its own utility charges.

61.      Tenant agrees not to record this lease.

62. (a) Tenant agrees to pay a base annual rental in equal monthly installments in advance on the first day of each and every month during said term, except the first installment which shall be paid upon execution hereof, as follows:

         (a) Ten Thousand One Hundred Seventy-Five and 00/100 dollars ($10,175.00) each month for period commencing May 1, 1995 and ending April 30, 1997.

         (2) Ten Thousand Six Hundred Seventy-Five and 50/100 dollars ($10,675.50) each month for period commencing May 1, 1997 and ending April 30, 1999.

         (3) Eleven Thousand One Hundred and 00/100 dollars ($11,100.00) each month for period commencing May 1, 1999 and ending April 30, 2001, at which time the tenancy shall terminate.

63. Landlord reserves the right to require Tenant to deposit two months security at any time during the pendency of the lease term.

64. This lease is intended to be a net/net/net Lease and any maintenance or operating costs, taxes or insurance not mentioned herein, which costs are incurred by virtue of the existence of the premises leased hereunder, are to be borne by the Tenant as additional rental and are due on the next rent day ensuing thereafter.

65. Tenant agrees to clean the sidewalk in front of the premises and keep same free of snow, ice and rubbish. Tenant further agrees to keep premises free of vermin, rodents, and other such pest and to use the services of any exterminator if necessary.

66. Tenant agrees that tenant will keep tenant's business at the demised premises open for business during normal business hours during the period of this lease with the exception of not more than two (2) weeks during the calendar year for vacation or other purposes.



         Landlord         Michael Anthony Company
                          --------------------------------------------


                          By:   /s/ Anthony Paolercio
                             -----------------------------------------
                                  Anthony Paolercio, General Partner


         Tenant           Michael Anthony Jewelers, Inc.
                          --------------------------------------------
                          By:   /s/ Fredric R. Wasserspring,
                             -----------------------------------------
                                  Fredric R. Wasserspring, President





MFD/mh:
c:lease.525